UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

CHASE GENERAL CORPORATION

(Exact name of registrant as specified in its charter)

Missouri	2-5916	36-2667734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

1307 South 59th Street
St. Joseph, Missouri 64507
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (816) 279-1625

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 31, 2026, Dye Candy Company, a subsidiary of Chase General Corporation (the “Company”), entered into and consummated an Agreement for Deed in Lieu of Foreclosure (the “Agreement”), and related Bill of Sale and Warranty Deed, between Dye Candy Company and its lender, G.W. Chase Candy Company LLC (the “Lender”).

As previously disclosed, Dye Candy Company was in default under its loan documents. Pursuant to the terms of the Agreement and the related closing documentation, and in lieu of the Lender exercising its foreclosure remedies under its loan documents with Dye Candy Company, Dye Candy Company voluntarily transferred to the Lender substantially all of its business assets, excluding cash and certain other excluded assets. The transferred assets also constituted substantially all of the Company’s business assets.

In connection with the transaction, the Lender released Dye Candy Company from any and all outstanding payment obligations under the loan documents. The principal amount of the indebtedness discharged totaled approximately $500,000, plus accrued interest, as of the closing date.

Following the closing, the Company and Dye Candy Company retain no residual interest or rights in the transferred assets and will cease to have any ongoing business operations, other than activities associated with winding up their affairs.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the related Bill of Sale and Warranty Deed, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 31, 2026, pursuant to the Agreement described in Item 1.01 of this Current Report on Form 8-K, Dye Candy Company transferred substantially all of its business assets to the Lender. Such assets constituted substantially all of the Company's business assets.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Agreement for Deed in Lieu of Foreclosure, Bill of Sale and Warranty Deed, dated August 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE GENERAL CORPORATION

Date:	September 2, 2026	/s/ Barry M. Yantis
Barry M. Yantis
Chairman of the Board, Chief Executive Officer and
Chief Financial Officer, President, and Treasurer

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